UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 21, 2006

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           Kentucky                        1-13661               61-1137529
           --------                        -------               ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 22, 2006, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing that the Board of Directors had increased the regular quarterly dividend 7.7% to $0.14 per share, payable on April 3, 2006, to shareholders of record as of March 17, 2006.

At the same time, the Company announced that it has extended the expiration date of stock repurchase plan to February 2007.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   D.   Exhibits

        99.1   Press Release dated February 22, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 22, 2006                   S.Y. BANCORP, INC.

                                            By:  /s/ Nancy B. Davis
                                                 -------------------------------
                                                 Nancy B. Davis, Executive Vice
                                                 President, Treasurer and Chief
                                                 Financial Officer